UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2012

Cogdell Spencer Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32649	20-3126457
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4401 Barclay Downs Drive, Suite 300

Charlotte, North Carolina 28209

Telephone: (704) 940-2900

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously announced, on December 24, 2011, the Company entered into a merger agreement with Ventas, Inc. and a separate stock purchase agreement with Madison DB Acquisition, LLC relating to disposition of the Company’s Erdman subsidiaries.  The terms of the stock purchase agreement for the Company’s Erdman subsidiaries permitted the Company to solicit competing proposals for the purchase of that business for the period from December 24, 2011 until February 10, 2012, which the Company refers to as the “go-shop period.”

The Company, with the assistance of its financial advisor, began actively soliciting indications of interest from third parties regarding the possible acquisition of the Erdman business in early January.  The Company, through its financial advisor, contacted approximately 100 parties that it believed represented credible potential purchasers for the Erdman business.  Ten of those parties entered into non-disclosure agreements with the Company and were permitted to conduct due diligence and invited to consider submitting a competing proposal to purchase the Erdman business on the same terms and conditions reflected in the Erdman stock purchase agreement, subject to the requirement of a minimum incremental bid of at least $500,000 more than the price to be paid by Madison DB Acquisition, LLC.

As of the conclusion of the go-shop period, no bidders submitted a competing proposal for the acquisition of the Erdman business.  The Company has terminated the solicitation process and expects to proceed with a sale of the Erdman business to Madison DB Acquisition, LLC, subject to satisfaction of the conditions set forth in each of the merger agreement with Ventas and the Erdman stock purchase agreement.

Forward-Looking Statements

We have made forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in this report and the exhibits hereto. The words “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates,” “seeks,” “may” and similar expressions are intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause our actual results, performance and achievements, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Certain factors that could cause actual events not to occur as expressed in the forward-looking statement include among others: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement or the stock purchase agreement; the outcome of any legal proceedings that have been, or will be, instituted against the Company related to the merger agreement or the stock purchase agreement; the inability to complete the merger due to the failure to obtain stockholder approval for the merger or the failure to satisfy other conditions to completion of the merger or stock purchase; the failure to obtain the necessary financing arrangements set forth in the equity commitment letter delivered pursuant to the stock purchase agreement; risks that the proposed transactions disrupt current plans and operations and the potential difficulties in employee retention as a result of the proposed transactions; the effects of local and national economic, credit and capital market conditions on the economy in general, and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in our other reports and other public filings with the Securities and Exchange Commission (the “SEC”).

Although we presently believe that the plans, expectations and results expressed in or suggested by the forward-looking statements are reasonable, all forward-looking statements are inherently subjective, uncertain and subject to change, as they involve substantial risks and uncertainties beyond our control. New factors emerge from time to time, and it is not possible for us to predict the nature, or assess the potential impact, of each new factor on our business. Given these uncertainties, we caution you not to place undue reliance on these forward-looking statements. We undertake no obligation to update or revise any of our forward-looking statements for events or circumstances that arise after the statement is made, except as otherwise may be required by law.  This list of risks and uncertainties, however, is only a summary of some of the most important factors and is not intended to be exhaustive. Additional information regarding risk factors that may affect us is included under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

Additional Information and Where to Find It

In connection with the proposed merger, Cogdell Spencer Inc. (the “Company”) has prepared and mailed to holders of the Company’s common stock as of February 3, 2012, the record date established by the Company for a special meeting called for the purpose of approving the merger with Ventas, a definitive proxy statement filed with the SEC on February 6, 2012.  This definitive proxy statement and a form of proxy were mailed on or about February 8, 2012 to the holders of the Company’s common stock as of the record date. THE COMPANY’S SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. The Company’s stockholders are able to obtain, without charge, a copy of the proxy statement and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The holders of Company common stock can also obtain, without charge, a copy of the proxy statement and other relevant documents by directing a request by mail or telephone to Cogdell Spencer Inc., 4401 Barclay Downs Drive, Suite 300, Charlotte, North Carolina 28209, attn: Corporate Secretary, or from the Company’s website, http://www.cogdell.com.

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the holders of the Company’s common stock with respect to the meeting of stockholders that will be held to consider the proposed merger. Information about the Company’s directors and executive officers, their ownership of the Company’s common stock, and the interests of the Company and its directors and executive officers in the proposed merger is set forth in the definitive proxy statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2012

COGDELL SPENCER INC.
(Registrant)

By:	/s/ Charles M. Handy
Name: Charles M. Handy
Title: Chief Financial Officer